UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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LIBERTY ALL-STAR GROWTH FUND, INC.
(Name of Registrant as Specified in its Charter)
ALPS FUND SERVICES, INC. Attn: Tane Tyler 1290 Broadway, Suite 1100 Denver, Colorado 80203 303.623.2577
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY ALL-STAR EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR GROWTH FUND, INC. (“Growth Fund”)

(collectively, the “Funds”)

1290 Broadway, Suite 1100

Denver, Colorado 80203
(303) 623-2577

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

April 23, 2008

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meetings of Shareholders of the Funds will be held at 99 High Street, Suite 303, Boston, Massachusetts, on April 23, 2008 at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund). The purpose of the Meetings is to consider and act upon the following matters:

1.           To elect two Trustees of the Equity Fund;

2.           To elect two Directors of the Growth Fund;

3.           To approve a Portfolio Management Agreement for the Growth Fund; and

4.           To transact such other business as may properly come before the Meetings or any adjournments thereof.

The Boards of Trustees/Directors have fixed the close of business on February 15, 2008 as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meetings and any adjournments thereof.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund

Tané T. Tyler

Secretary of the Funds

YOUR VOTE IS IMPORTANT - PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meetings. We urge you, whether or not you expect to attend the Meetings in person, to indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy promptly.

February 29, 2008

LIBERTY ALL-STAR EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR GROWTH FUND, INC. (“Growth Fund”)

(collectively, the “Funds”)

PROXY STATEMENT
ANNUAL MEETINGS OF SHAREHOLDERS

APRIL 23, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds to be used at the Annual Meetings of Shareholders of the Funds to be held at 99 High Street, Suite 303, Boston, Massachusetts, at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund) and at any adjournments thereof (such meetings and any adjournments being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about February 29, 2008 of the Notice of Annual Meetings of Shareholders, this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds’ investment adviser, ALPS Advisers, Inc. (“AAI” or the “Fund Manager”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Meeting is being held to vote on the matters described below:

PROPOSALS 1 and 2. ELECTION OF TRUSTEES AND DIRECTORS

Introductions

The Boards that oversee each Fund provide broad supervision over the affairs of each Fund. AAI is responsible for the investment management of each Fund’s assets and AAI’s affiliate, ALPS Fund Services, Inc. (“AFS”) provides a variety of other administrative services to each Fund. The officers of each Fund are responsible for its operations.

Each Fund’s Board of Trustees/Directors is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified.

Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the applicable Fund for the year set forth below (or special meeting in lieu thereof):

Equity Fund

Nominee	Title	Tenure

Thomas W. Brock	Trustee since 2005	End of Tenure 2011

George R. Gaspari	Trustee since 2006	End of Tenure 2011

Growth Fund

Nominee	Title	Tenure

John A. Benning	Director since 2002	End of Tenure 2011

Richard C. Rantzow	Director since 2006	End of Tenure 2011

If elected, each of the above-named Trustees and Directors has consented to serve as Trustee or Director following the Meeting and each is expected to be able to do so. If any of them are unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld).

Trustees/Directors and Officers

The table below sets forth the names, addresses and age of the Trustees/Directors and principal officers of the Funds, the year each was first elected or appointed to office, their term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

NAME (AGE) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD

Disinterested Directors/Trustees

John A. Benning (Age 73)	Truste Since 2002, Term expires 2009	Director Since 2002; Term expires 2008	Retired since December, 1999; Senior Vice President, General Counsel and Secretary, Liberty Financial Companies Inc. (July, 1985 to December, 1999);	2	None

Thomas W. Brock (Age 60)	Trustee Since 2005,	Director Since 2005; Term	Chief Executive Officer, Stone	2	Director, Columbia Management

	Term expires 2008	Expires 2009	Harbor Investment Partners LP (since April 2006); Adjunct Professor, Columbia University Graduate School of Business (since 1998)		Multi-Strategy Fund LLC; Manager, BACAP Alternative Multi-Strategy Fund LLC

George R. Gaspari (Age 67)	Trustee Since 2006, Term Expires 2008	Director Since 2006, Term Expires 2010	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999)

Richard W. Lowry (Age 71)	Trustee Since 1986 Term expires 2010 Chairman	Director Since 1994; Term Expires 2010 Chairman	Private Investor since August 1987	2	Trustee, Columbia Fund Complex (81 portfolios)

John J. Neuhauser (Age 64)	Trustee Since 1998, Term Expires 2010	Director Since 1998; Term Expires 2009	President, St.Michael’s College (since August 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Columbia Fund Complex (81 portfolios)

Richard C. Rantzow (Age 69)	Trustee Since 2006, Term expires 2010	Director Since 2006, Term expires 2008	Chairman of the Board of First Funds (from 1992 to July 2006)	2	Trustee, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006)

Interested Director/Trustee

Edmund J. Burke (Age 46)***	Trustee Since 2006, Term expires 2009	Director Since 2006, Term expires 2009	President and a Director of: ALPS Holdings, Inc. (since 2005), ALPS Advisers (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS Fund Services, Inc., (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005)	2

President, Financial Investors Trust (since 2001); President, Reaves Utility Income Fund (since 2004); President, Financial Investors Variable Insurance Trust; Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006)

*The address for all Trustees/Directors is:  c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO  80203

**As of December 31, 2007, the Fund Complex of ALPS Advisers, Inc., consisted of eight funds.

***Mr. Burke is an “interested person” of the Fund, as defined in the Investment Company Act, because he is an officer of AFS and ALPS Advisers.

All the Trustees/Directors are members of each Fund’s Audit Committee except for Mr. Burke.

Ages are shown as of February 15, 2008.

Principal Officers

Each person listed below serves as an officer of the Funds. The Board elects the Funds’ officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified, or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name (Age) and Address*	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

William R. Parmentier, Jr. (Age 55)	President	1999	Chief Investment Officer, ALPS Advisers, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Edmund J. Burke (Age 46)	Vice President	2006

President and a Director of ALPS (since 2005), President and a Director of ALPS Advisers (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005). See above for other Directorships held

Mark T. Haley, CFA (Age 43)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisers, Inc. (since 2006). Vice President, Banc of America Investment Advisors (1999-2006)

Jeremy O. May (Age 37)	Treasurer	2006

Mr. May is a Managing Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

Kimberly R. Storms (Age 35)	Assistant Treasurer	2006	Ms. Storms is Director of Fund Administration and Vice- President of

ALPS. Ms. Storms joined ALPS in 1998. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

Phil Perrone (Age 49)	Chief Compliance Officer	2007

Mr. Perrone is Deputy Compliance Officer (CCO) with ALPS since April 2007. Prior to joining ALPS, Mr. Perrone was a Vice President and CCO for Dividend Capital Realty Income Fund and Dividend Capital Investments, LLC from January 2004 though March 2007. Prior to that, Mr. Perrone was a Compliance Manger with OppenheimerFunds, Inc., from 1998-2004. Mr. Perrone serves as CCO for TDAX Independence Funds, since 2007; Realty Funds, since 2007; Stone Harbor Local Markets Income Funds, since 2007; and Bear Stearns Current Yield Fund, since 2007.

Tané T. Tyler (Age 43)	Secretary	2006

General Counsel, Secretary, ALPS Funds Services, Inc. and ALPS Distributors, Inc. since September 2004; General Counsel, Secretary, ALPS Holdings, Inc. since August 2005; General Counsel, Secretary, ALPS Advisers, Inc., since August 2006; Secretary, Reaves Utility Income Fund from December 2004-2007; Secretary, Westcore Funds from February 2005 - 2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004 – December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September  1991 to December  2003

*The address of each officer is: c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203

During 2007, the Board of Trustees/Directors of the Funds held four meetings, and the Audit Committee held four meetings. Each of these Board and Committee meetings was held jointly. All sitting Trustees/Directors were present at all meetings except for Mr. Brock who was unavoidably absent from the August 6, 2007 meeting.  The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of shareholders. None of the Trustees/Directors attended the Funds’ 2007 annual shareholder meetings.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to a Fund’s Board or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, 1290 Broadway, Suite 1100, Denver, CO 80203. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of a Fund.

Audit Committee

Messrs. Benning, Brock, Gaspari, Lowry, Neuhauser and Rantzow (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund’s Audit Committee is comprised only of members who are “Independent Trustees/Directors” (as defined in the New York Stock Exchange (NYSE) Listing Standards for trustees/directors of closed-end investment companies) of the Funds and who are also not “interested persons” (as defined in the Investment Company Act) of the Fund. Each Board of Trustees/Directors has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committees is financially literate and that one of its members has prior accounting experience or related financial management expertise.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee’s structure, duties and powers, and methods of operation.  The principal functions of each Audit Committee are to assist Board oversight of: (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the independent accountants), (4) the performance of AAI’s internal audit function, and (5) the performance of the independent accountants. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report

The Audit Committee of each Fund has submitted the following report:

At a meeting of the Audit Committees on February 21, 2008, the Audit Committees: (i) reviewed and discussed with management the Funds’ audited financial statements for the most recently completed fiscal year; (ii) discussed with Deloitte & Touche (“D&T”) the Funds’ independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) obtained from D&T a formal written statement consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” describing all relationships between D&T and the Funds that might bear on D&T’s independence and discussed with D&T any relationships that may impact D&T’s objectivity and independence and satisfied itself as to D&T’s independence. Based on its review and discussion, the Audit Committees recommended to the Boards of Trustees/Directors that the audited financial statements for each Fund be included in that Fund’s Annual Report to shareholders.

John A. Benning Thomas W. Brock George R. Gaspari	Richard W. Lowry John J. Neuhauser Richard C. Rantzow

Nomination Information

Neither Fund has a nominating or compensation committee. The Fund Boards do not believe that a nominating committee is necessary because there has been minimal turnover in the Trustees/Directors serving on the Board of each Fund.

When necessary or appropriate, the Disinterested Trustees/Directors of each Fund serve as an ad hoc committee for the consideration of Trustee/Director nominations. No ad hoc nominating committee of either Fund has adopted a charter. Disinterested Trustees/Directors are nominated only by an ad hoc nominating committee. Each Fund’s Disinterested Trustees/Directors are “independent” under NYSE Listing Standards, and are not “interested persons” of the Fund under the Investment Company Act.

The Disinterested Trustees/Directors consider prospective Trustee/Director candidates from any reasonable source, including current Disinterested Trustees/Directors, Fund management, Fund shareholders and other persons or entities. Although the Funds do not have a formal policy, shareholders of a Fund who wish to nominate a candidate to a Fund’s Board may send information regarding prospective candidates to the Funds’ Secretary at 1290 Broadway, Suite 1100, Denver, CO 80203. The information should include evidence of the shareholders’ Fund ownership, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an “interested person” under the Investment Company Act and “independent” under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the Disinterested Trustees/Directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a Disinterested Trustee/Director for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. All nominations from Fund shareholders will be acknowledged. During periods when the Disinterested Trustees/Directors are not recruiting new Board members, nominations will be maintained on file pending the active recruitment of Trustees/Directors.

The Disinterested Trustees/Directors have no formal list of qualifications for Trustee/Director nominees. However, the Disinterested Trustees/Directors may consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Disinterested Trustees/Directors, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Disinterested Trustees/Directors will evaluate whether a candidate is an “interested person” under the Investment Company Act and “independent” under NYSE Listing Standards. The Disinterested Trustees/Directors also consider whether a prospective candidate’s workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs.

The Disinterested Trustees/Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Disinterested Trustee/Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Disinterested Trustees/Directors would be arranged. If the Disinterested Trustees/Directors, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Disinterested Trustees/Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

The following table shows, for the year ended December 31, 2007, the compensation received from each Fund by the Trustees/Directors, and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit sharing or retirement plan.

	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex(1)
Disinterested Trustees/Directors
John A. Benning	$29,892.94	$6,107.06	$36,000
Thomas W. Brock	$25,848.33	$5,651.67	$31,500
George R. Gaspari	$29,892.94	$6,107.06	$36,000
Richard W. Lowry	$45,149.82	$5,850.18	$51,000
John J. Neuhauser	$29,892.94	$6,107.06	$36,000
Richard C. Rantzow	$21,295.14	$2,454.86	$23,750	*

Interested Trustee/Director
Edmund J. Burke	$0	$0	$0

*A portion of Mr. Rantzow’s fees were deferred until 2008.

(1)   As of December 18, 2006, the Funds became part of the ALPS Advisers, Inc., fund complex (“ALPS Fund Complex”).  The ALPS Fund Complex consists of eight investment companies.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of December 31, 2007 (i) in each of the Funds, and (ii) in all funds overseen by the Trustee/Director in the Fund Complex.

Name of Trustee/Director	Dollar Range of Equity Securities Owned in the Equity Fund	Dollar Range of Equity Securities Owned in the Growth Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee/Director in Family of Investment Companies*
Disinterested Trustees/Directors
John A. Benning	Over $100,000	$10,001 - $50,000	Over $100,000
Thomas W. Brock	Over $100,000	Over $100,000	Over $100,000
George R. Gaspari	None	None	None
Richard W. Lowry	Over $100,000	$1 - $10,000	Over $100,000
John J. Neuhauser	$1 - $10,000	$1 - $10,000	$10,001 - $50,000
Richard C. Rantzow	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Interested Trustee/Director
Edmund J. Burke	None	None	None

*The Funds’ Family of Investment Companies is comprised of the Equity Fund and the Growth Fund.

During the past five calendar years, Mr. Lowry has had an interest in a trust (approximately $4,881,000 as of December 31, 2007) which owns units of a limited partnership whose investments are managed by M.A. Weatherbie & Co., Inc., a portfolio manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. Mr. Benning also has had an interest in that trust (approximately $1,486,050 as of December 31, 2007).  Messrs. Lowry and Benning also have an interest ($2,900,000 and $358,786 respectively) in Cheetah Investment Partnership, LP, managed by Arnold Schneider, President and Chief Investment Officer of Schneider Capital Management Corp, portfolio manager to the Equity Fund.

Required Vote

Only shareholders of record of a Fund on February 15, 2008 may vote. The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since two Trustees of the Equity Fund are to be elected, the two persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since two Directors of the Growth Fund are to be elected, the two Directors who receive a majority of the votes entitled to be cast at the Meeting will be elected.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 1 and 2.

PROPOSAL 3.  APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT (GROWTH FUND ONLY).

Shareholders of the Growth Fund are being asked to approve a new Portfolio Management Agreement (Exhibit A) among Growth Fund, ALPS Advisers, Inc. and Chase Investment Counsel Corporation (“Chase” or “Portfolio Manager”).

The Multi-Manager Methodology

The Fund allocates its portfolio assets among a number of independent investment management firms (Portfolio Managers) recommended by the Fund Manager and approved by the Board, currently three for the Growth Fund.  Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances the Fund’s portfolio among the Portfolio Managers.  The Fund’s multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions.  The Fund’s multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles which, in AAI’s opinion, is appropriate for the Growth Fund’s investment objective. AAI continuously analyzes and evaluates the investment performance and portfolios of the Growth Fund’s Portfolio Managers and from time to time recommends changes in the Portfolio Managers.  Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles.  Portfolio Manager changes may also be made to change the mix of investment styles employed by the Growth Fund’s Portfolio Managers.  Portfolio Manager changes, as well as the rebalancing of the Growth Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case.  Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Under the terms of an exemptive order issued to the Growth Fund and ALPS Advisers by the Securities and Exchange Commission (“SEC”), the Growth Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by ALPS Advisers in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Growth Fund’s agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Growth Fund’s regularly scheduled annual meeting next following the date of the portfolio management agreement with the new or additional Portfolio Manager.  Accordingly, the Portfolio Management Agreement (“New Agreement”) among the Fund, AAI and Chase Investment Counsel Corporation (“Chase”) is being submitted for shareholder approval at the Meeting.

New Portfolio Management Agreement with Chase

AAI continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis.  The evaluation process focuses on, but is not limited to, the firm’s philosophy, investment process, personnel and performance.  After evaluation based on these criteria, AAI deemed it in the best interest of the Growth Fund to terminate William Blair & Company, LLC (“William Blair”), a portfolio manager of the Growth Fund since March 1, 1997, and to replace William Blair with Chase for the large cap equity portion of the Growth Fund’s portfolio. Both Portfolio Managers manage large cap equity portfolios and follow a research driven investment process.  AAI believes that Chase’s investment philosophy of consistent growth at prudent prices would be more compatible with the philosophies of the Growth Fund’s other Portfolio Managers.  AAI also believes that Chase’s more stable team of investment professionals and more favorable performance record, which has generally been strong, in most periods exceeding relevant benchmarks and Lipper peer groups, would benefit the Growth Fund.  Based upon these factors, AAI recommended that the Board approve a Portfolio Management Agreement among the Growth Fund, AAI and Chase.

Based upon the foregoing and on AAI’s quantitative and qualitative analyses, AAI recommended, and the Growth Fund’s Board of Directors approved on December 10, 2007, the termination of the Growth Fund’s portfolio management agreement with William Blair and its replacement with Chase, effective January 2, 2008.  The Portfolio Management Agreement (“Old Agreement”) dated December 15, 2006 among William Blair, AAI and the Growth Fund had been approved most recently by shareholders on November 21, 2006 in connection with the sale by Banc of America Investment Advisors, Inc. (“BAIA”) to AAI and ALPS Holdings, Inc. of certain assets relating to BAIA’s business of providing investment advisory and certain administrative services to the Funds.  For the fiscal year ended December 31, 2007, AAI paid William Blair advisory fees equal to $244,230.55.

Differences between the Old and New Portfolio Management Agreements

The form of the Portfolio Management Agreement with Chase is set forth in Exhibit A to this proxy statement.  The terms of the New Agreement with Chase are the same as the terms of the Old Agreement with William Blair.  The fees paid to Chase under the New Agreement are the same as the fees paid to William Blair under the Old Agreement.  In both cases, the sub-advisory fee is paid by AAI, not the Growth Fund.

Services Provided by the Portfolio Manager

The New Agreement with Chase essentially provides that Chase, under the Board’s and AAI’s supervision and subject to the Growth Fund’s registration statement, will: (1) formulate and implement an investment program for the Fund’s assets assigned to Chase; (2) decide what securities to buy and sell for the Fund’s portfolio (or the portion of the Fund’s portfolio managed by Chase); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund’s portfolio managed by Chase); and (4) report results to the Board of the Growth Fund.

Term of the New Agreement

The New Agreement with Chase provides that it will continue in effect for an initial period beginning on January 2, 2008 and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Growth Fund’s Board or by vote of a majority of the outstanding voting securities of the Growth Fund, and (ii) by vote of a majority of the Growth Fund’s Disinterested Directors.

Compensation under the New Agreement

For services provided to the Growth Fund, AAI will pay to Chase, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by AAI for the previous calendar month at the annual rate of:

(1)  0.40% of the Portfolio Manager’s Percentage (“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets) of the average daily net assets of the Fund up to and including $300 million; and

(2)  0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Termination of the New Agreement

The New Agreement for the Growth Fund may be terminated without penalty (i) by vote of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, on thirty days’ written notice to the Portfolio Manager, (ii) by the Fund Manager upon thirty days’ written notice to the Portfolio Manager, or (iii) by the Portfolio Manager upon ninety days’ written notice to the Fund Manager and the Fund, and the New Portfolio Management Agreements terminate automatically in the event of their “assignment,” as described above, or upon termination of the New Fund Management Agreement.

Liability of the Portfolio Manager

The New Agreement provides that the Chase will not be liable to AAI, the Growth Fund or its shareholders, except for liability arising from the Portfolio Manager’s willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to Chase in its actions under the New Agreement or breach of its duty or obligations under the New Agreement.

Board Evaluation and Recommendation

At its meeting on December 10, 2007, the Growth Fund’s Board of Directors, including all of the Disinterested Directors, approved the New Agreement.  Before approving the New Agreement, the Directors considered management’s recommendations as to the approval of the New Agreement.  As part of the Board’s approval process, legal counsel to the Disinterested Directors requested certain information from Chase and the Directors received reports from Chase that addressed specific factors to be considered by the Board.  The Board’s counsel also provided the Directors with a memorandum regarding their responsibilities in connection with the approval of the Agreement.

In voting to approve the New Agreement, the Board considered the overall fairness of the Agreement and the factors it deemed relevant with respect to the Growth Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Growth Fund under the New Agreement; (2) Chase’s investment performance for comparably managed accounts; (3) the fees paid by the Fund and the fees charged by Chase to other clients, as applicable; and (4) the effect of changes in the Growth Fund’s asset levels on the fee paid to Chase by AAI and overall expense ratios (economies of scale).

The Board did not consider any single factor or particular information that was most relevant to its consideration to approve the New Agreement and each Director may have afforded different weight to the various factors.  The Board noted that the Directors have considered various reports and information about Chase provided throughout the year at their regular Board meetings in connection with Chase’s management of a portion of the Equity Fund’s investment portfolio.

Nature, Extent and Quality of Services.  The Board considered Chase’s experience in serving as a sub-adviser for the Equity Fund and in managing other large cap growth accounts.  The Board also considered information regarding Chase’s investment philosophy and process.  In addition, the Board reviewed the background and experience of the personnel who would be responsible for managing the large cap growth portion of the Growth Fund’s portfolio.  The Board also considered Chase’s compliance program and compliance records.  The Board concluded that the nature, extent and quality of the services to be provided by Chase were consistent with the terms of the New Agreement and that the Growth Fund was likely to benefit from services provided by Chase under the New Agreement.

Investment Performance.  The Board considered Chase’s large cap investment performance relative to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Mutual Fund Average. The Board considered that Chase’s large cap investment accounts outperformed the Russell 1000® Growth Index for the quarter,  year-to-date, three year, seven year and ten year periods ended September 30, 2007.  The Board also considered that Chase’s large cap investment performance ranked in or close to the top quartile of the Lipper Large Cap Growth Mutual Funds universe for the quarter, year-to-date, seven year and ten year periods.  The Board noted that the only period in which Chase underperformed the Russell 1000® Growth Index was the five-year period ended September 30, 2007, when Chase’s investment performance ranked in the last quartile of the Lipper Large-Cap Growth Mutual Funds universe.  The Board concluded that Chase’s large cap investment performance has been reasonable.

Fees and Expenses.  The Board considered that the fee to be paid to Chase under the New Agreement is the same as the fee paid to William Blair.  The Boards noted that the fee is less than the fee that Chase charges for managing a comparably-sized institutional separate account.  The Board also noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as the Growth Fund’s assets increase above the breakpoint.  The Board concluded that the fees payable to Chase under the New Agreement were reasonable in relation to the nature and quality for the services expected to be provided, taking into account the fees Chase charges to other clients.

Profitability and Costs of Services.  The Board considered that the fee rate to be paid to Chase for managing the Growth Fund would be the lowest rate that Chase offers for comparable clients and that the amount of the fee would decline as the Growth Fund increases in size.  The Board considered that the fee under the New Agreement would be paid to Chase by AAI, not the Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Growth Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Growth Fund than Chase’s costs and profitability.  The Board noted that it would be considering AAI’s costs and profitability in connection with its review of the Growth Fund’s Management Agreement in 2008.

Economies of Scale.  The Board also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that Chase might receive in connection with its association with the Fund.  In addition, the Board acknowledged that Chase’s well-established stand-alone management relationships independent of the Growth Fund and the regulatory risks Chase would assume in connection with the management of the Fund.  The Board concluded that the fee schedule reflects economies of scale that may be realize by Chase as the Growth Fund’s assets increase.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Growth Fund and its shareholders.  The Board unanimously voted to approve and recommend to the shareholders of the Growth Fund that they approve the New Agreement.

General Information regarding Chase Investment Counsel Corporation (“Chase”)

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of Chase:

Name and Address (1)	Position with Chase	Principal Occupation

Derwood S. Chase, Jr.	President, Director	Same

David B. Scott	Senior Vice President, Director and Cheif Investment Officer	Same

Peter W. Tuz	Vice President, Senior Security Analyst and Portfolio Manager	Same

Peter C. Wood	Vice President, Senior Security Analyst and Portfolio Manager	Same

Brian J. Lazorishak	Vice President, Portfolio Manager and Quantitative Analyst	Same

Catherine L. Farrar	Vice President, Chief Compliance Officer	Same

Eugene R. Hack, Jr.	Vice President-Administration & Business Development	Same

Jennifer L. King	Vice President-Client Relations & Operations	Same

Frank P. Wilton	Director	Retired.

Stansfield Turner	Director	Retired

James B. Hoover	Director	Principal, SB Hoover & Co.

Stuart F. Chase	Director	Private investor

Gordan M. Marchand	Director	Principal, Sustainable Growth Advisers

Stephen D. Gresham	Director	Exec VP and Chief Sales & Marketing Officer, Phoenix Investment Partners’ Private Client Group

Edwin T. Burton	Director	Visiting Professor of Economics at the University of Virginia.

(1) The address of each officer and director is 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091.

Beneficial Owners

Chase is 98% employee owned.  The following are the 10% or more beneficial owners of voting shares of Chase:

Name and Address (1)	Position with Chase	Ownership Percentage

Derwood S. Chase, Jr.	President, Director and Chief Investment Officer	65.9%
		(31.8% in his name and 34.1% in generation skipping trusts)

David B. Scott	Senior Vice President, Director and Senior Portfolio Manager	14.1%

(1) The address of each Beneficial Owner is 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091.

Other Funds Managed by Chase

In addition to the management services provided by Chase to the Growth Fund, Chase also provides management services to other investment companies including the Equity Fund. Information with respect to the assets of and management fees payable to Chase by those funds having investment objectives similar to those of the Growth Fund is set forth below:

Name of Fund	Total Net Assets managed by Chase at December 31, 2007 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Chase Growth Fund N Class Shares	$512	1.00% (0.75% investment advisory fees and 0.25% shareholder servicing fee)	None
Chase Growth Fund Substantial Investor Class Shares	$100	0.75%	None
Chase Mid Cap Growth Fund	$32	1.00% (0.75% investment advisory fees and 0.25% shareholder servicing fee)	Contractual Fee Waiver in place to limit the ratio of total annual fund operating expenses to 1.48%
Liberty All-Star Equity Fund	$274.5	Based on Average Total Fund Assets: 0.40% up to $400 million; 0.36% from $400 million up to and including $800 million; 0.324% exceeding $800 million up to and	None
		including $1.2 billion; 0.292%
		exceeding $1.2 billion

Advisory Fees

No advisory fees were paid to Chase during the last fiscal year since it became a Portfolio Manager on January 2, 2008.

Required Vote

Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of Growth Fund, which, under the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Growth Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

In the event that the shareholders of the Growth Fund fail to approve the New Agreement with Chase, the New Agreement will terminate and AAI will cause the portfolio assets under management by Chase to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or cash equivalent holdings pending the appointment of Chase or a new Portfolio Manager.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE GROWTH FUND VOTE “FOR” PROPOSAL 3.

OTHER BUSINESS

The Boards of Trustees/Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT

ALPS Advisers, Inc. (AAI), 1290 Broadway, Suite 1100, Denver, CO 80203, is the Funds’ investment adviser. Pursuant to its Fund Management Agreements with the Funds, AAI implements and operates the Funds’ multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Funds’ assets, subject to the Funds’ investment objectives and policies and any directions of the Trustees/Directors. AAI recommends to the Boards of Trustees/Directors the investment management firms (currently five for the Equity Fund and currently three for the Growth Fund) for appointment as Portfolio Managers of the Funds.  ALPS Fund Services, Inc. (AFS), 1290 Broadway, Suite 1100, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of the Funds’ current Portfolio Managers are as follows:

Equity Fund

Chase Investment Counsel Corporation

300 Preston Avenue, Suite 403

Charlottesville, VA  22902-5091

Matrix Asset Advisors, Inc.

747 Third Avenue

New York, NY 10017

Pzena Investment Management, LLC

120 West 45th Street

New York, NY 10036

Schneider Capital Management Corporation

460 East Swedesford Road

Wayne, PA 19087

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, CA 90017

Growth Fund

M.A. Weatherbie & Co., Inc.

265 Franklin Street

Boston, MA 02110

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, CA 90017

Chase Investment Counsel Corporation

300 Preston Avenue, Suite 403

Charlottesville, VA  22902-5091

Portfolio Transactions and Brokerage

Each of the Funds’ Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund’s portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Funds.

The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their portfolio management agreements with the Funds and AAI the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

AAI from time to time reaches understandings with each of the Funds’ Portfolio Managers as to the amounts of the Funds’ portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker’s commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds’ procedures adopted pursuant to Rule 17e-1 under the Investment Company Act.

For the fiscal ended December 31, 2007, the Funds did not pay commissions to any affiliated broker.

On February 15, 2000, the Securities and Exchange Commission (the “SEC”) issued the Funds exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to, portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds.  The Funds now rely on Rule 17a-10 under the Investment Company Act rather than this exemptive relief.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards of Trustees/Directors of the Funds have selected Deloitte & Touche LLP (“D&T”) as independent registered public accountants for fiscal year ended December 31, 2007.  Financial statements for the Funds’ fiscal year ended December 31, 2006 were audited by PricewaterhouseCoopers LLP (PwC).

D&T serves as the independent registered public accounting firm (“independent accountants”) for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds.  Representatives of D&T are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

From September, 1999 to August 6, 2007, PricewaterhouseCoopers LLP (“PwC”) served as the Funds’ independent registered public accounting firm.  During the two most recent fiscal years, PwC’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles.  Further, in connection with its audits for the two most recent fiscal years and through August 6, 2007, there were no disagreements between the Funds’ and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such years.

Pre-Approval of Audit and Non-Audit Services

Each Fund’s Audit Committee is required to pre-approve the engagement of the Fund’s independent accountants to provide audit and non-audit services to the Fund and non-audit services to AAI or any entity controlling, controlled by or under common control with AAI that provides ongoing services to the Fund (“AAI Affiliates”), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants.

The Funds’ Audit Committees have adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Fund’s independent accountants to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to AAI and AAI Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to AAI and AAI Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the independent accountants. Pre-approval of non-audit services to the Funds, AAI or AAI Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund’s Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees billed by PwC for the Fund’s 2006 fiscal year and through August 6, 2007, and by D&T from August 7, 2007 through December 31, 2007 for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to AAI and AAI Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)

Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)

Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.” The audit related services provided by PwC related to agreed-upon procedures for each Fund’s semi-annual report.

(iii)

Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)

All Other Fees - fees for products and services provided to the Fund by PwC other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, $5,000 and $0 were billed by PwC for 2006 and through August 6, 2007 respectively and no fees were billed by D&T from August 7, 2007 through December 31, 2007 that would be disclosed under the caption “All Other Fees” to either Fund or to AAI or any AAI Affiliates.

During the Funds’ fiscal years ended December 31, 2006 and 2007, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the audit fees, audit-related fees and tax fees billed by PwC for the fiscal year ended December 31, 2006 and through August 6, 2007 and by D&T from August 7, 2007 through December 31, 2007 were pre-approved by each Fund’s Audit Committee.

	Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees (Audit Related Fees + Tax Fees)
Equity Fund	2006	$38,400	$4,400	$5,200	$5,000	$9,600
	01/01/2007 – 08/06/2007	$0	$0	$0	$0	$0
	08/07/2007 – 12/31/2007	$38,000	$0	$3,250	$0	$3,250
Growth Fund	2006	$27,350	$4,400	$5,200	$0	$9,600
	01/01/2007 – 08/06/2007	$0	$0	$0	$0	$0
	08/07/2007 – 12/31/2007	$23,000	$0	$3,250	$0	$0
AAI & AAI Affiliates (relating directly to the operating and financial reporting of the Equity Fund)	2006	$0	$0	$0	$0	$0
	01/01/2007 – 08/06/2007	$0	$0	$0	$0	$0
	08/07/2007 – 12/31/2007	$0	$0	$0	$0	$0
AAI & AAI Affiliates (relating directly to the operating financial reporting of the Growth Fund)	2006	$0	$0	$0	$0	$0
	01/01/2007 – 08/06/2007	$0	$0	$0	$0	$0
	08/07/2007 – 12/31/2007	$0	$0	$0	$0	$0

Each Fund’s Audit Committee has determined that the provision by PwC or D&T of non-audit services to AAI and/or AAI Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of PwC or D&T as the Fund’s independent accountants. All services provided by PwC or by D&T to a Fund for 2006 and 2007 that were required to be pre-approved by the Audit Committee were pre-approved.

INFORMATION ABOUT THE MEETING

Each proxy solicited by the Boards of Trustees/Directors which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustees/Directors of the Funds of the nominees named under Proposals 1 and 2. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.

For each Fund, a majority of the shares outstanding on the record date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting.

Only shareholders of record of a Fund on February 15, 2008 may vote. The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since two Trustees of the Equity Fund are to be elected, the two persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since two Directors of the Growth Fund are to be elected, the two Directors who receive a majority of the votes entitled to be cast at the Meeting will be elected. Approval of proposal 3 by Growth Fund will require the affirmative vote of a “majority of the outstanding voting securities of Growth Fund as defined in the Investment Company Act.  This means the lesser of (1) 67% or more of the shares of the Growth Fund present at the meeting if more than 50% of the outstanding shares of the Growth Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Growth Fund.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present for Proposals 1, 2 and 3. If a proposal must be approved by a percentage of votes cast on the proposal, which is the case for the election of Trustees of the Equity Fund, abstentions and broker non-votes will not be counted as “votes cast” on the proposal and will have no effect on the result of the vote. However, if a proposal must be approved by a percentage of shares present at the Meeting and entitled to be cast, which is the case for the election of Directors of the Growth Fund, (Proposal 2), and the approval of the subadvisory agreement with Chase (Proposal 3), the effect of an abstention or broker non-vote will be the same as a vote against the proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes cast, and neither an abstention nor a broker non-vote is an affirmative vote. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

For Proposal 3, the Growth Fund understands that the NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract.  Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to Proposal 3 regarding the New Portfolio Management Agreement.  A signed proxy card or other authorization by a beneficial owner of Growth Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment. In the event of an adjournment, no notice is required other than, in the case of the Growth Fund, an announcement at the meeting at which adjournment is taken.

All shareholders of record of a Fund on February 15, 2008 are entitled to one vote for each share held. As of the record date, there were 178,677,459 outstanding shares of beneficial interest of Equity Fund and  28,486,607 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, on the record date for the Meeting, no shareholder owned beneficially, as defined by Rule 13d-3 under the Securities Exchange Act of 1934, more than 5% of the outstanding shares of either Fund. As of February 15, 2008 the following persons were known to own of record more than 5% of the outstanding securities of the Funds:

Equity Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned
	Merrill Lynch SFKPG Hudson Street, 9th Floor Jersey City, NJ 07302	18,970,589	10.62%

	Citigroup Global Markets 333 W. 34th Street, 3rd Floor New York, NY 10001	14,429,994	8.08%

	Bank of New York One Wall Street, 6th Floor New York, NY 10286	14,013,299	7.84%

	Wachovia 12 East 49th Street, 45th Floor New York, NY 10021	11,330,713	6.34%

	National Financial Services 200 Liberty Street One World Financial Tower, 5th Floor New York, New York 10281	10,623,990	5.95%

	First Clearing, LLC 10700 Wheat First Drive, MC WS 1024 Glen Allen, Virginia 23060	10,457,245	5.85%

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	9,494,423	5.31%

Growth Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned
	National Financial Services 200 Liberty Street One World Financial Tower, 5th Floor New York, New York 10281	2,544,828	8.93%

	Wachovia 12 East 49th Street, 45th Floor New York, NY 10021	2,242,971	7.87%

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	2,235,679	7.85%

	UBS Financial Services Inc. 1200 Harbor Blvd., 3rd Floor Weehawken, New Jersey 07086	2,155,630	7.57%

	Bank of New York One Wall Street, 6th Floor New York, NY 10286	1,718,893	6.03%

	Citigroup Global Markets 333 W. 34th Street, 3rd Floor New York, New York 10001	1,637,096	5.75%

In addition, the Trustees, Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund’s outstanding shares as of the record date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Funds’ Trustees/Directors and officers and persons who own more than ten percent of the Funds’ outstanding shares and certain officers and directors of the Funds’ investment advisers (collectively, “Section 16 reporting persons”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. To the Funds’ knowledge, based solely on a review of the copies of such reports furnished to the Funds and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them for the year ended December 31, 2007.

OTHER INFORMATION

The 2007 Annual Report for each Fund accompanied this proxy statement. You may obtain an additional copy of the report and the semi-annual report for each Fund dated June 30, 2007, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-800-241-1850.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Under the SEC’s proxy rules, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds’ proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2009 Annual Meeting must be received by the Funds on or before November 1, 2008. The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion. You may submit shareholder proposals to the Secretary of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Shareholders who wish to make a proposal at a Fund’s 2009 Annual Meeting that will not be included in the Funds’ proxy materials must notify the Fund on or before January 15, 2009. If a shareholder who wishes to submit a proposal fails to timely notify the Fund, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Exhibit A

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

CHASE INVESTMENT COUNSEL CORPORATION

January 2, 2008

Re:  Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended  (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisers, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

1.     Employment as a Portfolio Manager.  The Fund, being duly authorized, hereby employs CHASE INVESTMENT COUNSEL CORPORATION (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”).  The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets.  The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager.  The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2.     Acceptance of Employment; Standard of Performance.  The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3.     Portfolio Management Services of Portfolio Manager.

A.            In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Articles of Incorporation and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Directors, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.  The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B.            As part of the services it will provide hereunder, the Portfolio Manager will:

(i)            formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)           take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)          keep the Fund Manager and the Board of Directors of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Directors of the Fund; attend meetings with the Fund Manager and/or Directors, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Directors;

(iv)          in accordance with procedures and methods established by the Directors of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)           cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures.  All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage.  The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the

Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies.  The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors.  Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors.

7. Fees for Services.  The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager.  The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability.  The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act).

10. Confidentiality.  Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment.  This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

12. Representations, Warranties and Agreements of the Fund.  The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager.  The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law, including without limitation those identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Directors with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.  It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

F. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisers, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

G. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

H. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change.  The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

I. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment.  This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A, B and C, is subject to the approval of the Board of Directors and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedules A and B may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term.  This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (1) by a vote of a majority of the Directors who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund.  This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval.  If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Directors as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination.  This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law.  To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts.  If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.  This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name.  The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager.  Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager.  The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager.  Consent by the Fund Manager shall not be unreasonably withheld.  Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:
Name:
Title:

ALPS ADVISERS, INC.

By:
Name:
Title:

ACCEPTED:

CHASE INVESTMENT COUNSEL CORPORATION

By:
Name:
Title:

SCHEDULES:	A.	Operational Procedures
	B.	Records To Be Maintained By The Portfolio Manager
	C.	Portfolio Manager Fee

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

CHASE INVESTMENT COUNSEL CORPORATION

OPERATIONAL PROCEDURES

In order to minimize operational problems, the following represents a standard flow of information requirements. The Portfolio Manager must furnish State Street Corporation (accounting agent) with daily information as to executed trades, no later than 12:00 p.m. (EST) on trade date plus one day to ensure the information is processed in time for pricing. If there are no trades, a report must be sent to State Street stating there were no trades for that day.

The necessary information must be transmitted via facsimile machine to Max King at State Street at 617-662-2342 and contain an authorized signature.

Liberty All-Star Growth Fund trade reporting requirements:

1.               Name of Fund & Portfolio Manager

2.               Trade date

3.               Settlement date

4.               Purchase or sale

5.               Security name/description

6.               Cusip / sedol / or other numeric identifier

7.               Purchase/sale price per share or unit

8.               Interest purchased/sold (if applicable)

9.               Aggregate commission amount

10.         Indication as to whether or not commission amounts are ALPS Directed.

11.         Executing broker and clearing bank (if applicable)

12.         Total net amount of the transaction

13.         Sale lot disposition method, if different from the established policy of Lowest Cost.

14.         Confirmation of DTC trades; please advise brokers to use the custodian’s DTC ID system number to facilitate the receipt of information by the custodian.  The Portfolio Manager will affirm trades to the custodian.

Commission Reporting

The Portfolio Manager is responsible for reporting the correct broker for all direct-commission trades on the trade tickets. As a follow-up procedure, The Fund Manager will summarize the accounting records and forward to the Portfolio Manager monthly.  The Portfolio Manager is responsible for comparing their records to the accounting records and contacting the Fund Manager regarding discrepancies.

Trade Exception Processing

1.               Revised or cancelled trades: the Portfolio Manager is responsible for notifying State Street Fund Accounting of revisions and/or cancellations on a timely basis. In addition, the Portfolio Manager is responsible for notifying State Street if the revised or cancelled trade pertains to a next day or current day settlement.

2.               In the event, trades are sent after the 12:00 EST deadline, the Portfolio Manager is responsible for notifying the appropriate contact at State Street. If trades are received after 4:00 PM EST, State Street Fund Accounting will book trades on a “best efforts” basis.

State Street Delivery Instructions

DTC instructions:

For Liberty All-Star Growth Fund

Depository Trust Company (DTC)

Participant # 0997

Agent Bank# 20997

Ref: C7S1

Physical Securitie s DVP/RVP

DTC/New York Window

55 Water Street

New York, NY 10041

Attn: Robert Mendes

Ref: Fund C7S1

Government issues delivered through Fed Book Entry

Boston Federal Reserve Bank

ABA 011000028

STATE ST BOS/SPEC/C7S1

Wire Instructions:

State Street Bank

ABA # 011000028

Ref: Liberty All-Star Growth Fund

Fund Number: C7S1

DDA # 40601767

Custodian (State Street Corporation)

Cash Availability: State Street will supply the portfolio manager with a cash availability report by 11:00 AM EST on a daily basis. This will be done by fax so that the Portfolio Manager will know the amount available for investment purposes.

Voluntary Corporate Actions

State Street will be responsible for notifying the Portfolio Manager of all voluntary corporate actions. The Portfolio Manager will fax instructions back to State Street to the fax number indicated on the corporate action notice.

Other Custodian Requirements

All trades must be transmitted to the custodian bank, State Street, via signed facsimile to 617-662-2342.

In the event there are no trades on a given day State Street needs to receive a signed fax indicating this.

State Street will need an authorized signature list from the Portfolio Manager.

State Street will need the daily contacts for corporate actions and trading from the Portfolio Manager (please notify SSC of any future changes).

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1.     (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.    The name of the broker;

B.    The terms and conditions of the order and of any modifications or cancellation thereof;

C.    The time of entry or cancellation;

D.    The price at which executed;

E.     The time of receipt of a report of execution; and

F.     The name of the person who placed the order on behalf of the Fund.

2.     (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A. Shall include the consideration given to:

(i)    The sale of shares of the Fund by brokers or dealers.

(ii)   The supplying of services or benefits by brokers or dealers to:

(a)   The Fund;

(b)   The Fund Manager;

(c)   The Portfolio Manager; and

(d)   Any person other than the foregoing.

(iii)    Any other consideration other than the technical qualifications of the brokers and dealers as such.

B. Shall show the nature of the services or benefits made available.

C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.     (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4.     (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager’s transactions with the Fund.

(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE C

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)          0.40% of the Portfolio Manager’s Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

(2)          0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets.

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 23, 2008.
Vote by Internet
• Log on to the Internet and go to
www.envisionreports.com/Liberty
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR Proposals 2 and 3.

1. Not applicable to Growth Fund.

2. To Elect (2) Directors of the Fund:

	For	Withhold		For	Withhold
01 - John A. Benning	[ ]	[ ]	02 - Richard C. Rantzow	[ ]	[ ]

			For	Against	Abstain
3. Approval of Portfolio Management Agreement among Growth Fund,			[ ]	[ ]	[ ]
ALPS Advisers, Inc. and Chase Investment Counsel Corporation.

B Non-Voting Items
Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — LIBERTY ALL-STAR GROWTH FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Liberty All-Star Growth Fund, Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 99 High Street, Suite 303, Boston, Massachusetts on Wednesday, April 23, 2008 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal No. 2 and No. 3 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 2 and No. 3.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

LIBERTY ALL-STAR GROWTH FUND ANNUAL MEETING TO BE HELD ON 04/23/08 AT 10:00 A.M. EDT	LIBERTY ALL-STAR GROWTH FUND
FOR HOLDERS AS OF 02/15/08	*ISSUER CONFIRMATION COPY - INFO ONLY*	04/23/08 AT 10.00 A.M. EDT

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

☒	FOR ALL NOMINEES
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES	☒	WITHHOLD ALL NOMINEES
2	- 01 - JOHN A. BENNING, 02-RICHARD C. RANTZON	☒	WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE NUMBER(S) OF NOMINEE(S) BELOW.

3	*= APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT AMONG GROWTH FUND, ALPS ADVISERS, INC. AND CHASE INVESTMENT COUNSEL CORPORATION.	For	☒	☒	☒

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF
PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING	☒

51 MERCEDES WAY EDGEWOOD NY 11717

C/O ALPS FUNDS SERVICES
ATTN: XXXXX XXXXX
P.O. BOX XXX
MATERIALS ELECTION	DENVER, CO

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

☒

/	/
VIF11H	SIGNATURE(S)	DATE

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE. THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE. THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY,. IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ART MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN. PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE). THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY,  IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED,  WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS.  EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING. IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here	Fold and Detach Here

P.O. Box 9138

Proxy Services

P.O. Box 9138

Farmingdale NY 11735-9585